UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 31, 2016

DAVITA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14106	No. 51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 16th Street

Denver, CO 80202

(Address of principal executive offices including Zip Code)

(303) 405-2100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On October 31, 2016, DaVita Inc. (the “Company”) issued a press release regarding a policy change for Medicaid patients seeking Affordable Care Act plans, which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement

This Current Report on Form 8-K and the document incorporated by reference herein contain or may contain statements that are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The Company intends these forward-looking statements to be covered by the safe harbor provisions for such statements. All statements that do not concern historical facts are forward-looking statements and include, among other things, statements about the Company’s expectations, beliefs, intentions and/or strategies for the future. These forward-looking statements include statements concerning the expected impact of the policy change described in Exhibit 99.1, including on future operating income and other impacts of this policy change. These statements can sometimes be identified by the use of forward looking words such as “may,” “believe,” “will,” “should,” “could,” “would,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “continue,” “seek,” “forecast,” or “intend” or other similar words or expressions of the negative thereof. These statements involve substantial known and unknown risks and uncertainties that could cause our actual results to differ materially from those described in the forward-looking statements, including, but not limited to the risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, and its subsequent quarterly and annual reports and current reports on Form 8-K. The forward-looking statements should be considered in light of these risks and uncertainties.

The Company bases its forward-looking statements on information currently available to it at the time of this report. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of changes in underlying factors or circumstances, new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated October 31, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2016	DAVITA INC.

/s/ James K. Hilger
James K. Hilger
Interim Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated October 31, 2016